UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2010

AUTHENTEC, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33552	59-3521332
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Rialto Place, Suite 100, Melbourne, Florida 32901
(Address of Principal Executive Offices)  (Zip Code)

(321) 308-1300
(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by AuthenTec, Inc. (“AuthenTec”) on September 7, 2010, to include the historical financial statements of UPEK, Inc., the business merged with AuthenTec on September 7, 2010, and the unaudited pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K and to include exhibits under Item 9.01 (d) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of UPEK, Inc. as of December 31, 2009 and December 31, 2008 and for the years ended December 31, 2009 and December 31, 2008 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated in their entirety herein by reference.

The unaudited interim financial statements of UPEK, Inc. as of June 30, 2010 and for the six months ended June 30, 2010 and June 30, 2009, respectively, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information as of July 2, 2010 and for the fiscal year ended January 1, 2010 and for the six months ended July 2, 2010 is furnished as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated in its entirety herein by reference.

(c)	Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants of UPEK, Inc.
99.1	Audited financial statements of UPEK, Inc. as of December 31, 2009 and December 31, 2008 and for the years ended December 31, 2009 and December 31, 2008.
99.2	Unaudited interim financial statements of UPEK, Inc. as of June 30, 2010 and for the six months ended June 30, 2010 and June 30, 2009.
99.3	Unaudited pro forma combined financial statements as of July 2, 2010 and for the fiscal year ended January 1, 2010 and for the six months ended July 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTHENTEC, INC. By: /s/ Frederick R. Jorgenson Frederick R. Jorgenson Vice President - General Counsel
Dated:           November 15, 2010

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Accountants of UPEK, Inc.
99.1	Audited financial statements of UPEK, Inc. as of December 31, 2009 and December 31, 2008 and for the years ended December 31, 2009 and December 31, 2008.
99.2	Unaudited interim financial statements of UPEK, Inc. as of June 30, 2010 and for the six months ended June 30, 2010 and June 30, 2009.
99.3	Unaudited pro forma combined financial statements as of July 2, 2010 and for the fiscal year ended January 1, 2010 and for the six months ended July 2, 2010.

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